EXHIBIT 10.20

Execution Copy

TIME WARNER TELECOM HOLDINGS INC.

$200,000,000 of 9.25% SENIOR NOTES DUE 2014

and

$240,000,000 of SECOND PRIORITY SENIOR SECURED FLOATING RATE NOTES DUE 2011

PURCHASE AGREEMENT

February 10, 2004.

February 10, 2004

Lehman Brothers Inc.

Morgan Stanley & Co. Incorporated

Bear, Stearns & Co. Inc.

Wachovia Capital Markets, LLC

c/o Lehman Brothers Inc.

      745 Seventh Avenue

      New York, New York 10019

Dear Sirs and Mesdames:

Time Warner Telecom Holdings Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) (i) $200,000,000 principal amount of its Senior Notes due 2014 (the “Unsecured Securities”) to be issued pursuant to the provisions of an Indenture dated as of the Closing Date (as defined in Section 4 hereof) (the “Unsecured Indenture”) among the Company, Time Warner Telecom Inc., the parent of the Company (“TWT Inc.”), certain subsidiaries of the Company and TWT Inc. listed in Schedule II hereto (collectively, the “Subsidiary Guarantors” and together with TWT Inc., the “Guarantors”) and a trustee to be named by the Company (the “Trustee”), and (ii) $240,000,000 principal amount of its Second Priority Senior Secured Floating Rate Notes due 2011 (the “Secured Securities”, together with the Unsecured Securities, the “Securities”) to be issued pursuant to an Indenture dated as of the Closing Date (the “Secured Indenture” and together with the Unsecured Indenture, the “Indentures”) among the Company, the Guarantors and the Trustee. The obligations of the Company under the Unsecured Securities and the Unsecured Indenture will be unconditionally guaranteed on a senior unsecured basis by the Guarantors pursuant to the terms of the Unsecured Indenture (the “Unsecured Guarantees”). The obligations of the Company under the Secured Securities and the Secured Indenture will be unconditionally guaranteed on a second priority senior secured basis by the Guarantors pursuant to the terms of the Secured Indenture (the “Secured Guarantees” and together with the Unsecured Guarantees, the “Guarantees”).

The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”).

The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the Closing Date among the Company, the Guarantors and the Initial Purchasers (the “Registration Rights Agreement”).

In connection with the sale of the Securities, the Company and the Guarantors have prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum” and, with the Preliminary Memorandum, each a “Memorandum”) including or incorporating by reference descriptions of the terms of the Securities, the terms of the offerings and a description of the Company and the Guarantors. As used herein, the term “Memorandum” shall include in each case the documents incorporated by reference therein. The terms “supplement”, “amendment” and “amend” as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to the Security Agreement to be dated as of the Closing Date (the “Security Agreement” and together with any mortgages, deeds of trust, pledge agreements, collateral assignments, security agreements, fiduciary transfers, debentures or other instruments or agreements evidencing or creating any security interests in favor of the Collateral Agent (as defined below) for the benefit of the holders of the Secured Securities (the “Second Lien Creditors”) in all or any portion of the Collateral, in each case, as amended, amended and restated, extended, renewed, supplemented or otherwise modified from time to time, in accordance with the terms thereof, the “Security Documents”) among the Company, the Guarantors, the Trustee (in such capacity, the “Collateral Agent”) and the other parties thereto, the Secured Securities are to be secured by a valid and enforceable perfected second-priority security interest (subject to certain permitted liens and exceptions) in the property so described in the Security Agreement (the “Collateral”). On the Closing Date, the Trustee under the Secured Indenture will enter into an Intercreditor Agreement with a collateral agent under the Company’s new credit facility with respect to the collateral securing such new credit facility (the “Intercreditor Agreement”).

1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, you that:

(a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b) Each of the Company and TWT Inc. has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole. For the purpose of this Agreement, the term “subsidiary” refers to all direct and indirect subsidiaries.

(c) Each subsidiary of TWT Inc. (other than the Company) has been duly incorporated or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate power or power as a partnership or limited liability company, as applicable and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of TWT Inc. that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by TWT Inc. and the Company, free and clear of any security, interest, mortgage, pledge, lien, encumbrance or claim (collectively, “Liens”), except for security interests granted pursuant to the Security Documents and the Liens expressly permitted under the Indentures (“Permitted Liens”), and all of the partnership interests and membership interests in each subsidiary of TWT Inc. that is a partnership or a limited liability company, as the case may be, are owned directly or indirectly by TWT Inc. and the Company, free and clear of all Liens, except for Permitted Liens.

(d) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(e) The Secured Securities and the Unsecured Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Secured Indenture and the Unsecured Indenture (as the case may be) and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Secured Indenture and the Unsecured Indenture (as the case may be) and the Registration Rights Agreement.

(f) The Secured Guarantees and the Unsecured Guarantees have been duly authorized by each of the Guarantors and, when executed and delivered by each Guarantor, will be valid and binding obligations of such Guarantor, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Secured Indenture and the Unsecured Indenture (as the case may be) and the Registration Rights Agreement.

(g) Each of the Secured Indenture and the Unsecured Indenture has been duly authorized and, when executed and delivered by the Company and each Guarantor, will be a valid and binding agreement of the Company and each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(h) Each of the Registration Rights Agreement and the Security Documents has been duly authorized and, when executed and delivered by the Company and each Guarantor, will be a valid and binding agreement of the Company and each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

(i) (i) The Security Documents, upon their execution and delivery by the Company and each of the Guarantors, will create a valid and enforceable security interest in the Collateral in favor of the Collateral Agent for the benefit of the Second Lien Creditors and (ii) all material agreements which are part of the Collateral and to which the Company or any Guarantor is a party or by which it is bound are valid, binding and enforceable against the Company or such Guarantor and, to the Company’s or such Guarantor’s knowledge, are valid and binding and enforceable against the other party or parties thereto, have not been amended, amended and restated, supplemented or otherwise modified, and are in full force and effect, except, in each case, as the enforceability thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and by equitable principles of general applicability.

(j) The Company and the Guarantors own the Collateral, free and clear of any Liens, other than Permitted Liens.

(k) Upon their execution and delivery by the Company and each Guarantor, the Security Documents will create a valid security interest in the Collateral in favor of the Collateral Agent for the benefit of the Second Lien Creditors. Upon the filing of UCC-1 financing statements in the offices of the Secretary of State of the State of Delaware against the Company and each Guarantor covering the Collateral owned by each, all filings necessary to perfect a security interest in the Collateral (to the extent a security interest in the Collateral is capable of being perfected by filing) under the Uniform Commercial Code will have been duly made. Security interests in certain of the Collateral can only be perfected by “control” (as such term is defined in the Uniform Commercial Code) and the Collateral Agent’s security interest in such Collateral will only be perfected if the Collateral Agent has control of such Collateral. Security interests in certain of the Collateral may be perfected either by filing or by control. While the Collateral Agent’s security interest in such Collateral may be perfected by filing or by control, a superior priority may be afforded to a security interest in such Collateral perfected by control. The Company and the Guarantors have taken, or with respect to those Subsidiary Guarantors for which regulatory approval is required in connection with their obligations under the transactions contemplated by this Agreement (in each case pursuant to the terms of the Secured Indenture) will as soon as practicable take upon receiving such regulatory approvals, all necessary action under the Uniform Commercial Code to provide control over all Collateral which must be perfected by control or which enjoys a superior priority if perfected by control as opposed to perfection by filing, subject in each case to certain control rights of holders of Liens given superior priority to the Liens of the Second Lien Creditors by the terms of the Indenture and the Intercreditor Agreement. The Company and each Guarantor, subject to the limitations expressed in this paragraph (k), have taken all necessary steps under the Uniform Commercial Code to provide the Collateral Agent with a perfected second priority lien in and to the Collateral (subject to no Liens other than Permitted Liens).

(l) (i) The execution and delivery by the Company and each Guarantor of, and the performance by the Company and each Guarantor of its obligations under, this Agreement, the Secured Indenture, the Unsecured Indenture, the Registration Rights Agreement, the Secured Securities and the Unsecured Securities (in the case of the Company), the Unsecured Guarantees and the Secured Guarantees (in the case of the Guarantors) and the Security Documents, (ii) the grant by the Company and the Guarantors of the Liens granted by them pursuant to the Security Documents, (iii) the perfection and maintenance of the Liens created under the Security Documents (including the second priority nature thereof) and (iv) the exercise by the Collateral Agent of the remedies in respect of the Collateral pursuant to the Security Documents, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of TWT Inc. or any of its subsidiaries or any agreement or other instrument binding upon TWT Inc. or any of its subsidiaries that is material to TWT Inc. and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over TWT Inc. or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or each Guarantor of its obligations under this Agreement, the Secured Indenture, the Unsecured Indenture, the Registration Rights Agreement, the Secured Securities and the Unsecured Securities (in the case of the Company), the Secured Guarantees and the Unsecured Guarantees (in the case of the Guarantors) or the Security Documents, except (1) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, (2) by Federal and state securities laws with respect to the Company’s and each Guarantor’s obligations under the Registration Rights Agreement, (3) as set forth in the Memorandum, (4) such other consents and approvals as shall have been obtained on or prior to the date of this Agreement and (5) regulatory approvals required in connection with the perfection of security interests granted by certain Subsidiary Guarantors.

(m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of TWT Inc. and its subsidiaries, taken as a whole, from that set forth in the Memorandum.

(n) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which TWT Inc. or any of its subsidiaries is a party or to which any of the properties of TWT Inc. or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have (i) a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole, or on the power or ability of the Company or the Guarantors to perform their obligations under this Agreement, the Secured Indenture, the Unsecured Indenture, the Registration Rights Agreement, the Secured Securities and the Unsecured Securities (in the case of the Company), the Secured Guarantees and the Unsecured Guarantees (in the case of the Guarantors) or the Security Documents or to consummate the transactions contemplated by the Memorandum or (ii) a material adverse effect on the value of the Collateral.

(o) TWT Inc. and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole.

(p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole.

(q) Neither the Company nor any Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum neither the Company nor any Guarantor will be required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(r) Neither the Company, any Guarantor nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company or any Guarantor has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; provided, however, that, in each case, no such representation or warranty is made by the Company or any Guarantor with respect to any actions taken by the Initial Purchasers.

(s) None of the Company, any Guarantor, their Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company, each Guarantor and their Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Company or any Guarantor in this paragraph with respect to the Initial Purchasers.

(t) Assuming that the representations and warranties of the Initial Purchasers in Section 7 are true, correct and complete and assuming compliance by the Initial Purchasers with their covenants in Section 7, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities or the Guarantees under the Securities Act or to qualify the Indentures under the Trust Indenture Act of 1939, as amended.

(u) The Securities and the Guarantees satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(v) The Securities and the Guarantees conform in all material respects to the description thereof contained in the Memorandum under the heading “Description of Notes.”

(w) The Security Documents and the Collateral conform in all material respects to the applicable description thereof contained in the Memorandum under the heading “Description of Notes— Security and Ranking of 2011 Note Liens— Collateral and Security”

(x) Subsequent to the respective dates as of which information is given in the Memorandum, (i) TWT Inc. and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) TWT Inc. and its subsidiaries have not purchased any of its outstanding capital stock, nor has TWT Inc. or the Company declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of TWT Inc. and its subsidiaries, taken as a whole, except in each case as set forth or described in the Memorandum.

(y) TWT Inc. and its subsidiaries have good and marketable title in fee simple to all real property and good marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except for Permitted Liens or such as are described in the Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by TWT Inc. and its subsidiaries or such as do not, singly or in the aggregate, have or could not result in a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole; and any real property and buildings held under lease by TWT Inc. and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by TWT Inc. and its subsidiaries or such as do not, singly or in the aggregate, have or could not result in a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole, in each case except as described in the Memorandum.

(z) Except as set forth in the Memorandum, TWT Inc. and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, currently employed by them in connection with the business now operated by them, except where the failure to own or possess or to have the right to acquire any of the foregoing, singly or in the aggregate, does not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole, and neither TWT Inc. nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole.

(aa) No labor dispute with the employees of TWT Inc. or any of its subsidiaries exists, except as described in the Memorandum, or, to the knowledge of the Company, is imminent, except for disputes that do not or would not have a material adverse effect on TWT Inc. and its subsidiaries taken as a whole; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers or contractors that could have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole.

(bb) TWT Inc. and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither TWT Inc. nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole, except as described in the Memorandum.

(cc) TWT Inc. and its subsidiaries possess all permits, licenses, rights of way, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including the Federal Communications Commission (the “FCC”), the public utilities commission, or any equivalent body, of each state in which TWT Inc. and its subsidiaries do business and any other relevant state or local governmental department, commission, board, bureau, agency, court or other authority thereof (the “Local Authorities”)) required for the conduct of the telecommunications business now operated by TWT Inc. and its subsidiaries (collectively, the “Governmental Licenses”), except where the failure to possess any such Governmental Licenses would not, singly or in the aggregate, have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole; TWT Inc. and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole; there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any of the Local Authorities against TWT Inc. or any of its subsidiaries and which, singly or in the aggregate, would have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole; and neither TWT Inc. nor any of its subsidiaries has received any notice of or is aware of proceedings relating to the revocation or modification of any such Governmental Licenses or, except as set forth in the Memorandum, that would otherwise affect the operations of TWT Inc. or its subsidiaries and which, singly or in the aggregate, would have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole.

(dd) TWT Inc. and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of (i) Secured Securities set forth in Schedule I hereto opposite its name at a purchase price of 97.875% of the principal amount thereof (the “Secured Securities Purchase Price”) and (ii) Unsecured Securities set forth in Schedule I hereto opposite its name at the purchase price of 97.875% of the principal amount thereof (the “Unsecured Securities Purchase Price”, together with the Secured Securities Purchase Price, the “Purchase Price”).

The Company and each Guarantor hereby agree that, without the prior written consent of Lehman Brothers Inc. on behalf of the Initial Purchasers, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or any of the Guarantors or warrants to purchase debt of the Company or any of the Guarantors substantially similar to the Securities (other than the sale of the Securities under this Agreement.)

3. Terms of Offering. You have advised the Company and the Guarantors that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in this Agreement and the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on February 20, 2004, or at such other date and time, not later than March 1, 2004, as shall be designated in writing by Lehman Brothers Inc. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Certificates for the Securities shall be in definitive form or global form, as specified by Lehman Brothers Inc., and registered in such names and in such denominations as Lehman Brothers Inc. shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Securities shall be delivered to you on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor.

5. Conditions to the Initial Purchasers’ Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of TWT Inc.’s or the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of TWT Inc. and its subsidiaries, taken as a whole, from that set forth in the Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Secured Securities or the Unsecured Securities on the terms and in the manner contemplated in the Memorandum.

(b) The Initial Purchasers shall have received on the Closing Date (i) a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and (ii) a certificate, dated the Closing Date and signed by an executive officer of each Guarantor, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of such Guarantor contained in this Agreement are true and correct as of the Closing Date and such Guarantor has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Initial Purchasers shall have received on the Closing Date an opinion of Faegre & Benson LLP, outside counsel for the Company and the Guarantors, dated the Closing Date, to the effect that:

(i) Each of the Company and TWT Inc. has been duly incorporated, and, based solely on a certificate of good standing from the Secretary of State of the State of Delaware, is a corporation validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as described in the Memorandum;

(ii) to such counsel’s knowledge, (A) there are not any pending or, to the knowledge of such counsel, threatened governmental proceedings before any court or governmental agency or authority or any arbitrator to which TWT Inc. or any of its subsidiaries is a party or to which any of the properties of TWT Inc. or any of its subsidiaries is subject of a character required to be disclosed in the Memorandum which is not disclosed as required, and (B) there is no contract, indenture, mortgage, loan agreement, note, lease or other document of a character required to be described in the Memorandum which is not described as required;

(iii) the Secured Securities and Unsecured Securities conform in all material respects to the description thereof contained in the Memorandum; the Secured Securities and Unsecured Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Secured Indenture and the Unsecured Indenture (as the case may be) and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Secured Indenture and the Unsecured Indenture (as the case may be) and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealings, regardless of whether in a proceeding in equity or at law);

(iv) the Secured Guarantees and Unsecured Guarantees conform in all material respects to the description thereof contained in the Memorandum; the Secured Guarantees and Unsecured Guarantees have been duly authorized by the Guarantors and, when executed and authenticated in accordance with the provisions of the Secured Indenture and the Unsecured Indenture (as the case may be) and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will constitute legal, valid and binding obligations of each Guarantor, entitled to the benefits of the Secured Indenture and the Unsecured Indenture (as the case may be) and the Registration Rights Agreement, and enforceable against the Guarantors in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealings, regardless of whether in a proceeding in equity or at law);

(v) Each of the Security Documents conform in all material respects to the description thereof contained in the Memorandum, the description of Collateral contained in the Memorandum conforms in all material respects to the description of the Collateral contained in the Security Documents, and each Security Document has been duly authorized by the Company and the Guarantors and, when executed, will constitute legal, valid and binding obligations of the Company and each Guarantor and enforceable against the Company and the Guarantors in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealings, regardless of whether in a proceeding in equity or at law);

(vi) each of the Secured Indenture, the Unsecured Indenture, the Registration Rights Agreement and the Security Documents has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, the Company and each Guarantor, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealings, regardless of whether in a proceeding in equity or at law, and subject to rights to indemnification and contribution under the Registration Rights Agreement as may be limited under applicable law);

(vii) the Purchase Agreement has been duly authorized, executed and delivered by the Company and each Guarantor;

(viii) the execution and delivery by the Company and each Guarantor of, and the performance by the Company and each Guarantor of their obligations under, this Agreement, the Secured Indenture, the Unsecured Indenture, the Registration Rights Agreement, the Security Documents, the Secured Securities and the Unsecured Securities (in the case of the Company) and the Secured Guarantees and the Unsecured Guarantees (in the case of the Guarantors) will not contravene any provision of applicable law or the certificate of incorporation or by-laws of TWT Inc. or its subsidiaries or, to such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over TWT Inc. or its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company and each Guarantor of their obligations under this Agreement, the Secured Indenture, the Unsecured Indenture, the Registration Rights Agreement, the Security Documents, the Secured Securities and the Unsecured Securities (in the case of the Company) or the Secured Guarantees and the Unsecured Guarantees (in the case of the Guarantors), except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company’s and the Guarantors’ obligations under the Registration Rights Agreement and except for such as may be required by the FCC or Local Authorities, as to which such counsel expresses no opinion;

(ix) the statements made in the Memorandum under the captions, “Description of Notes,” “Description of Certain Indebtedness,” “Transfer Restrictions” and “Certain Material United States Federal Tax Considerations” in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

(x) neither the Company nor the Guarantors are, and after giving effect to the offering and sale of the Secured Securities and the Unsecured Securities and the application of the proceeds thereof as described in the Memorandum, will be required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(xi) assuming (i) the accuracy of, and compliance with, the representations, warranties and covenants of the Company and each Guarantor in Sections 1 and 6 of this Agreement and (ii) the accuracy of, and compliance with the representations, warranties and covenants of each Initial Purchaser in Section 7 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Secured Securities and the Unsecured Securities in the manner contemplated by this Agreement and the Memorandum to register the Secured Securities and the Unsecured Securities or the Secured Guarantees and Unsecured Guarantees under the Securities Act or to qualify the Secured Indenture and the Unsecured Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any Securities; and

(xii) to such counsel’s knowledge, there are no statutes or regulations (other than federal, state or local telecommunications statutes or regulations as to which such counsel expresses no opinion) that are required to be disclosed in the Memorandum that are not adequately disclosed as required.

(xiii) The Security Agreement creates in favor of the Collateral Agent for the benefit of the Second Lien Creditors, as security for the payment of the obligations of the Company and the Guarantors under the Secured Indenture and the Guarantee contained therein, a security interest in the Collateral (as defined in the Security Agreement) of the Company and the Guarantors in which a security interest can be created under Article 9 of the Uniform Commercial Code and is sufficient to create a valid security interest in any such Collateral in which the Company or the Guarantors hereafter acquire rights (to the extent a security interest therein may be created under the Uniform Commercial Code) when those rights are acquired by the Company or the Guarantors.

(xiv) The Collateral Agent for the benefit of the Second Lien Creditors, will have, upon the filing of UCC-1 financing statements in the offices of the Secretary of State of Delaware against the Company and each Guarantor covering the Collateral owned by each, a perfected security interest in the Collateral (to the extent a security interest in the Collateral can be perfected by filing). Such filings are sufficient to perfect a security interest in any Collateral in which the Company or the Guarantors hereafter acquire rights (to the extent a security interest in such after acquired Collateral can be perfected by filing), when those rights are acquired by the Company or the Guarantors.

Such opinion shall be rendered to the Initial Purchasers at the request of the Company and each Guarantor and shall so state therein.

(d) The Initial Purchasers shall have received on the Closing Date a statement of Faegre & Benson LLP, outside counsel for the Company and each Guarantor, dated the Closing Date, to the effect that:

Although such counsel has made certain inquiries and investigations in connection with the preparation of the Memorandum, the limitations inherent in the role of outside counsel are such that such counsel cannot and does not assume any responsibility, implicitly or explicitly, for the accuracy, fairness or completeness of the statements contained or incorporated by reference in the Memorandum, except insofar as such statements relate to such counsel and except to the extent set forth in paragraph (vii) of such counsel’s opinion to you dated the Closing Date. Subject to the foregoing, such counsel hereby advises you that such counsel’s work in connection with this matter did not disclose any information that gave such counsel reason to believe that (i) the Final Memorandum, as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included or incorporated by reference therein as to which such counsel does not express any view) or that (ii) each document filed pursuant to the Exchange Act and incorporated by reference in the Final Memorandum (except for the financial statements and other information of a statistical, accounting or financial nature included therein, as to which such counsel need not express any belief), on the date such document was filed with the Commission, did not comply as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

(e) The Initial Purchasers shall have received on the Closing Date an opinion of Paul B. Jones, Esq., Senior Vice President and General Counsel to TWT Inc. and its subsidiaries, dated the Closing Date, to the effect that:

(i) each of the Company and TWT Inc. has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its property and to conduct its business as described in the Memorandum;

(ii) each of the Company and TWT Inc. is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole;

(iii) each subsidiary of TWT Inc. (other than the Company) has been duly incorporated or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole;

(iv) except as otherwise disclosed in the Memorandum, all of the issued shares of capital stock of each subsidiary of TWT Inc. that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by TWT Inc. and the Company free and clear of all Liens other than the security interests granted pursuant to Security Documents and the Liens expressly permitted under the Indentures; and all of the partnership interests and membership interests in each subsidiary of TWT Inc. that is a partnership or limited liability company, are owned directly by TWT Inc. and the Company free and clear of all Liens other than the security interests granted pursuant to Security Documents and the Liens expressly permitted under the Indentures;

(v) the statements contained in the Memorandum under the captions “Risk Factors – Several customers account for a significant portion of our revenue, and some of our customer agreements may not continue due to bankruptcies or other factors,” “Risk Factors – We have experienced reductions in switched access and reciprocal compensation revenue as a result of regulatory rate reform,” “Risk Factors – We may be adversely affected by changes in the regulation of special access services,” “Risk Factors – We depend on governmental and other authorizations,” “Risk Factors – We depend on Time

Warner Cable’s and Advance/Newhouse’s permits, licenses and rights-of-way,” “Risk Factors – We are controlled by the Class B Stockholders,” “Risk Factors – Time Warner Inc. can sell control of us at any time, and sales by the Class B stockholders could adversely affect us,” “Risk Factors – Each of the Class B stockholders has veto rights over certain actions,” and “Risk Factors – The Company’s new revolving credit facility and the indentures relating to the notes and the Parent Company’s 10 1/8% senior notes contain restrictive covenants that may limit our flexibility, and breach of those covenants may cause us to be in default under those agreements; and except as updated in the Memorandum or in any later document incorporated by reference into the Memorandum in TWT Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002 under the captions “Item 1. Business—Limitation Residential and Content Services,” “Item 1. Business—Competition,” “Item 1. Business—Government Regulation,” “Item 1. Business—Risk Factors—Some of our customer agreement may not continue, and customers may continue to disconnect services,” “Item 1. Business—Risk Factors—Our senior secured credit facility and the indentures for our 9 3/4% Senior Notes and the 10 1/8% Senior Notes contain restrictive covenants that may limit our flexibility, and breach of those covenants may cause us to be in default under those agreement,” “Item 1. Business—Risk Factors—We are dependent on Time Warner Cable’s and Advance/Newhouse’s permits, licenses and rights-of-way,” “Item 1. Business—Risk Factors—We are controlled by the Class B stockholders,” “Item 1. Business—Risk Factors—Each of the Class B Stockholders has veto rights over certain actions,” “Item 1. Business—Risk Factors—The holders of Class B common stock can sell control of the Company at a time when they do not have a majority economic interest in the Company, and exclude the holders of Class A common stock from participating in the sale,” “Item 1. Business—Risk Factors—We will experience a reduction in switched access and reciprocal compensation revenue as a result of regulatory rate reform,” “Item 1. Business—Risk Factors—We depend on governmental and other authorizations,” “Item 3. Business—Legal Proceedings” and “Item 13. Certain Relationships and Related Transactions” and except as updated in the Memorandum or in any later document incorporated by reference in the Memorandum, in TWT Inc.’s definitive proxy statement for TWT Inc.’s Annual Meeting of Shareholders as filed with the SEC on May 16, 2003 under the caption “Certain Relationships and Related Transactions,” in each case insofar as such statements constitute a summary of the legal or regulatory matters or legal or regulatory proceedings referred to therein, are correct in all material respects and do not omit a material fact necessary to make the statements contained therein not misleading;

(vi) to such counsel’s knowledge, the Company and each Guarantor possesses the governmental licenses required by federal or state telecommunications regulatory bodies necessary for the Company’s and such Guarantor’s existing services (the “Communications Licenses”) and the Company and each Guarantor is in compliance with the terms and conditions of all such Communications Licenses, except where the failure to so comply would not, singly or in the aggregate, have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole, and such Communications Licenses are valid and in full force and effect, except where the invalidity of such Communications Licenses or the failure of such Communications Licenses to be in full force and effect would not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole;

(vii) there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any state telecommunications regulatory body against TWT Inc. and it subsidiaries which, singly or in the aggregate, would have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole, and, to the best of such counsel’s knowledge, neither TWT Inc. nor any of its subsidiaries is the object of, or threatened by, any proceedings relating to the revocation or modification of any such Communications Licenses or, except as set forth in the Memorandum, that would otherwise adversely affect the operation of the Company or any Guarantor, which, singly or in the aggregate, would have a material adverse effect on TWT Inc. and it subsidiaries, taken as a whole or which would materially and adversely affect the Collateral Agent’s or the Second Lien Creditor’s ability to enforce any Security Document or the validity or enforceability of any Security Document;

(viii) the execution, delivery and performance of the Purchase Agreement, the Secured Indenture, the Unsecured Indenture, the Registration Rights Agreement, the Security Documents, the Secured Guarantees and the Unsecured Guarantees, the consummation of the transactions contemplated in the Purchase Agreement, the issuance and sale of the Secured Securities and the Unsecured Securities, and the use of proceeds from the sale of the Secured Securities and the Unsecured Securities to the extent expressly described in the Memorandum under the caption “Use of Proceeds,” and compliance by the Company and TWT Inc. with their obligations under the Purchase Agreement, the Registration Rights Agreement, the Indentures, the Security Documents, the Securities and the Guarantees do not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any federal or state telecommunications regulatory body having jurisdiction over the Company or TWT Inc. except for such violations that would not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole;

(ix) the execution, delivery and performance of the Secured Indenture, the Unsecured Indenture, the Security Documents, the Secured Guarantees and the Unsecured Guarantees and compliance by each Subsidiary Guarantor with its obligations under the Indentures, the Security Documents, the Securities and the Guarantees do not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any federal or state telecommunications regulatory body having jurisdiction over each Subsidiary Guarantor or any of its assets or operations except for such violations that would not have a material adverse effect on TWT Inc. and its subsidiaries, taken as a whole; provided that such counsel may qualify such opinion with respect to the Subsidiary Guarantors in those states set forth in an appendix to his opinion for which regulatory approval is required in connection with the transactions contemplated by this Agreement;

(x) to such counsel’s knowledge, there are no telecommunications statutes or regulations that are required to be described in the Memorandum that are not described as required; and

(xi) the execution and delivery by the Company and each Guarantor of, and the performance by the Company and each Guarantor of their obligations under, this Agreement, the Registration Rights Agreement, the Secured Indenture, the Unsecured Indenture, the Security Documents, the Secured Securities, the Unsecured Securities, the Secured Guarantees and the Unsecured Guarantees will not contravene any agreement or other instrument binding upon TWT Inc. or any of its subsidiaries that is material to TWT Inc. and its subsidiaries taken as a whole.

In rendering opinion (ix) above, the General Counsel may rely, as to matters involving the application of the laws of Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Minnesota, New Mexico, New Jersey, New York, New Jersey, North Carolina, Ohio, Oregon, South Carolina, Tennessee, Texas, Washington and Wisconsin upon the opinions of special counsel to TWT Inc., the Company or the Subsidiary Guarantors (as the case may be) (which opinions shall be dated, addressed and furnished to the General Counsel on the Closing Date and shall be satisfactory in form and substance to counsel for the Initial Purchasers, provided that the General Counsel shall state that opinion (vi) above is subject to the qualifications set forth in such opinions of special counsel and provided further that the General Counsel shall state in his opinion that he believes that he is justified in relying upon such opinions). The General Counsel shall furnish a copy of such special counsel opinions to counsel for the Initial Purchasers (who shall not be entitled to rely thereon).

(f) The Initial Purchasers shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated the Closing Date in form and substance satisfactory to you.

(g) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young, LLP, independent accountants to TWT Inc. and its subsidiaries containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h) The Secured Securities and the Unsecured Securities shall have been designated PORTAL securities in accordance with the rules and regulations adopted by National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

(i) At or prior to the Closing Date, (i) the Company, each Guarantor and the Trustee shall have executed and delivered the Indentures, (ii) the Company and each Guarantor shall have executed and delivered the Registration Rights Agreement to the Initial Purchasers and (iii) the Company, each Guarantor, the Collateral Agent and other parties thereto shall have executed and delivered each of the Security Documents and the Security Documents shall be in full force and effect.

(j) At the Closing Date, the Collateral Agent for the benefit of the Second Lien Creditors shall have a valid and perfected security interest in respect of the Collateral securing the obligations of the Company under the Secured Indenture and such security interest of the Second Lien Creditors will not be subject to or subordinated to any Liens other than Permitted Liens.

(k) The Initial Purchasers shall have received such other documents and certificates as are reasonably requested by you or your counsel.

6. Covenants of the Company and the Guarantors. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, each of the Company and the Guarantors, jointly and severally, covenants with each Initial Purchaser as follows:

(a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

(c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

(d) To endeavor to qualify the Securities and the Guarantees for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(e) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s and the Guarantors’ counsel and the Company’s and the Guarantors’ accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities and the Guarantees for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities and the Guarantees, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company, the Guarantors and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) all of the Initial Purchasers’ reasonable costs and expenses, including but not limited to transfer taxes payable on resale of any of the Securities by them, and any advertising expenses connected with the offers they make (provided, however, that the fees and disbursements of counsel to the Initial Purchasers shall be borne by the Initial Purchasers), and (x) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood that the Initial Purchasers shall pay 50% of the aggregate amount of all road show expenses, unless this Agreement is terminated in the manner set forth in the last paragraph of Section 10, in which case the Company shall pay 100% of the aggregate amount of all road show expenses.

(g) Neither the Company, the Guarantors nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities or the Guarantees.

(h) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(i) While any of the Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(j) To use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

(k) None of the Company, the Guarantors, their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company, the Guarantors and their Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.

(1) During the period of two years after the Closing Date, the Company and the Guarantors will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

7. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each Initial Purchaser, severally and not jointly, agrees with the Company and the Guarantors that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Transfer Restrictions.”

(b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

(i) such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company or any of the Guarantors that would permit a public offering of the Securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

(ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

(iii) neither the Securities nor the Guarantees have been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

(iv) such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

(v) such Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities and the Guarantees covered hereby have not been registered under the United States Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the final closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

8. Indemnity and Contribution. (a) Each of the Company and the Guarantors agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company or any of the Guarantors shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their directors, their officers and each person, if any, who controls the Company and the Guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in either Memorandum or any amendments or supplements thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Lehman Brothers Inc., in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Guarantors and the total discounts and commissions received by the Initial Purchasers in respect thereof, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e) The Company, the Guarantors and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Guarantors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or on behalf of the Company or the Guarantors, their officers or directors or any person controlling the Company or the Guarantors and (iii) acceptance of and payment for any of the Securities.

9. Termination. This Agreement shall be subject to termination by notice given by you to the Company and the Guarantors, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or any Guarantor shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (vi) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(v), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase the Secured Securities or the Unsecured Securities, as the case may be, that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of the Secured Securities or the Unsecured Securities, as the case may be, which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Secured Securities or the Unsecured Securities, as the case may be, to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of the Secured Securities or the Unsecured Securities, as the case may be, set forth opposite their respective names in Schedule I bears to the aggregate principal amount of the Secured Securities or the Unsecured Securities, as the case may be, set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Secured Securities or the Unsecured Securities, as the case may be, which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of the Secured Securities or the Unsecured Securities, as the case may be, that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Secured Securities or the Unsecured Securities, as the case may be, without the written consent of such Initial Purchaser. If, on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Secured Securities or the Unsecured Securities, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Secured Securities or the Unsecured Securities, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Secured Securities or the Unsecured Securities, as the case may be, to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Secured Securities or the Unsecured Securities, as the case may be, are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company or the Guarantors. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company or any Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Guarantors shall be unable to perform its obligations under this Agreement, the Company and the Guarantors will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

11. Notices. All notices and other communications under this Agreement shall be in writing and mailed, delivered or sent by facsimile transmission to: if sent to the Initial Purchasers, Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, attention: Benjamin Burton, facsimile number 646-758-4007 and if sent to the Company or any of the Guarantors, to Time Warner Telecom Holdings Inc., attention: David Rayner, facsimile number (303) 566-1778.

12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

TIME WARNER TELECOM HOLDINGS INC.

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM INC.

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM HOLDINGS II LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM GENERAL
PARTNERSHIP
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title :	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF ILLINOIS LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF COLORADO LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF MINNESOTA LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President
General Counsel & Regulatory Policy

TIME WARNER TELECOM OF SOUTH CAROLINA LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF CALIFORNIA,
L.P.
By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title.	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF FLORIDA, L.P.
By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF GEORGIA, L.P.
By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF HAWAII, L.P.
By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF INDIANA, L.P.
By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF THE MID- SOUTH, LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF NEW JERSEY,
L.P.
By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM – N.Y., L.P.

By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF OHIO LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF TEXAS, L.P.
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF WISCONSIN,
L.P.
By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title :	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF NORTH
CAROLINA, L.P.
By:	Time Warner Telecom General Partnership, its general partner
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF ARIZONA LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF IDAHO LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF NEVADA LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF NEW MEXICO LLC
By:	Time Warner Telecom Holdings Inc., its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF OREGON LLC
By:	Time Warner Telecom Holdings Inc.,
its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF UTAH LLC
By:	Time Warner Telecom Holdings Inc.,
its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President General Counsel & Regulatory Policy

TIME WARNER TELECOM OF WASHINGTON
LLC
By:	Time Warner Telecom Holdings Inc.,
its sole member

By:	/s/ Paul B. Jones
Name:	Paul B. Jones
Title:	Senior Vice President
General Counsel & Regulatory Policy

TW TELECOM L.P.
By:	Time Warner Telecom Holdings Inc., its general partner

By:	/s/ Paul B. Jones
Name:
Title:

Accepted as of the date hereof

LEHMAN BROTHERS INC.

MORGAN STANLEY & CO. INCORPORATED

BEAR, STEARNS & CO. INC.

WACHOVIA CAPITAL MARKETS, LLC

Acting severally on behalf of themselves and

the several Initial Purchasers named in

Schedule I hereto.

By: LEHMAN BROTHERS INC.

By:	/s/ G. Robert Berzins
Name:	G. Robert Berzins
Title:	Managing Director

SCHEDULE I

Initial Purchaser	Principal Amount of Securities to Be Purchased
Secured Securities
Lehman Brothers Inc.	$108,000,000
Morgan Stanley & Co. Incorporated	69,600,000
Bear, Stearns & Co. Inc.	31,200,000
Wachovia Capital Markets, LLC	31,200,000

TOTAL	$240,000,000

Unsecured Securities
Lehman Brothers Inc.	$90,000,000
Morgan Stanley & Co. Incorporated	58,000,000
Bear, Stearns & Co. Inc.	26,000,000
Wachovia Capital Markets, LLC	26,000,000

TOTAL	$200,000,000

SCHEDULE II

SUBSIDIARY GUARANTORS

TIME WARNER TELECOM HOLDINGS II LLC

TIME WARNER TELECOM GENERAL PARTNERSHIP

TIME WARNER TELECOM OF ILLINOIS LLC

TIME WARNER TELECOM OF COLORADO LLC

TIME WARNER TELECOM OF MINNESOTA LLC

TIME WARNER TELECOM OF SOUTH CAROLINA LLC

TIME WARNER TELECOM OF CALIFORNIA, L.P.

TIME WARNER TELECOM OF FLORIDA, L.P.

TIME WARNER TELECOM OF GEORGIA, L.P.

TIME WARNER TELECOM OF HAWAII, L.P.

TIME WARNER TELECOM OF INDIANA, L.P.

TIME WARNER TELECOM OF THE MID-SOUTH, LLC

TIME WARNER TELECOM OF NEW JERSEY, L.P.

TIME WARNER TELECOM – N.Y., L.P.

TIME WARNER TELECOM OF OHIO, LLC

TIME WARNER TELECOM OF TEXAS, L.P.

TIME WARNER TELECOM OF WISCONSIN, L.P.

TIME WARNER TELECOM OF NORTH CAROLINA, L.P.

TIME WARNER TELECOM OF ARIZONA LLC

TIME WARNER TELECOM OF IDAHO LLC

TIME WARNER TELECOM OF NEVADA LLC

TIME WARNER TELECOM OF NEW MEXICO LLC

TIME WARNER TELECOM OF OREGON LLC

TIME WARNER TELECOM OF UTAH LLC

TIME WARNER TELECOM OF WASHINGTON LLC